UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2010

VCG HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

 On August 9, 2010, VCG Holding Corp. (the “Company”) issued a press release titled “VCG Holding Corp. Announces 2010 Second Quarter and Six-Month Financial Results” announcing its financial results for the three and six months ended June 30, 2010. A copy of the August 9, 2010 press release is furnished herewith as Exhibit 99.1.

     The information set forth herein, including Exhibit 99.1, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific references in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit No.	Identification of Exhibits
99.1	Press Release dated August 9, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

August 9, 2010	By:	Troy Lowrie

Name: Troy Lowrie
Title: CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 9, 2010